UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00781)

Exact name of registrant as specified in charter:	The Putnam Fund for Growth and Income

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2015

Date of reporting period:	November 1, 2014 – April 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGRWX

The Putnam Fund for Growth and Income

Semiannual report
4|30|15

U.S.POSTAGE
3¢
THREE CENTS
10 CENTS
4¢

A world of investing.®

Putnam INVESTMENTS

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

The Putnam
Fund for Growth
and Income

Semiannual report
4 | 30 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	10
Your fund’s expenses	12
Terms and definitions	14
Other information for shareholders	15
Financial statements	16

Consider these risks before investing: Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

With the midway point of 2015 at hand, we note the sixth anniversary of the beginning of the U.S. economic expansion as dated by the National Bureau of Economic Research, which tracks the ups and downs of U.S. business cycles. It has also been six years since the beginning of the current bull market in U.S. stocks.

Both the expansion and the bull market are longer than average, and both appear to owe their longevity, to some degree, to the extraordinary policy measures undertaken by the Federal Reserve. Recently, however, the Fed has been preparing markets for a shift toward tighter monetary policy. Short-term interest rates could increase for the first time since 2006.

While higher interest rates can be a reflection of solid economic conditions, they can also pose a risk to fixed-income investments, and can have a less direct impact on stocks. International markets, which have performed well in early 2015, would also feel the effects of higher rates in the world’s largest economy. In the following pages, your fund’s portfolio manager provides a market outlook in addition to an update on your fund’s performance.

With the possibility that markets could begin to move in different directions, it might be a prudent time to consult your financial advisor to determine whether any adjustments or additions to your portfolio are warranted.

As the owner of a Putnam fund, you have put your investment in the hands of professional managers who pursue a consistent strategy and have experience in navigating changing market conditions. They, and we, share a deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

June 8, 2015

The Putnam Fund for Growth and Income

Pursuing opportunities for investors since 1957

Introduced more than 57 years ago, The Putnam Fund for Growth and Income seeks a combination of growth and income potential by investing in stocks of large U.S. companies. With more than 24 years of experience in the investment industry, Portfolio Manager Robert Ewing focuses on stocks that he believes are priced below their long-term potential.

"At Putnam, we take pride in our stock selection capabilities. I work with a team of talented equity analysts, and we are rigorous in our fundamental research and bottom-up investment approach."

Robert D. Ewing, CFA
Portfolio Manager
Co-Head of U.S. Equities

Seeking the market's bargains with a value approach

Using a time-tested value approach, Robert Ewing looks for attractively priced stocks that he believes will appreciate as the market recognizes their long-term worth. He conducts intensive fundamental research to determine which stocks may be priced too low compared with the companies' earnings and growth potential. The fund's portfolio also includes companies that pay dividends, providing income potential for investors.

Investing through decades of changing markets

Growth of a $10,000 investment since fund inception, 11/6/57, through 4/30/15

$4,447,593
11.19%
annualized return before sales charge
A $10,000 investment in The Putnam Fund for Growth and Income at its launch in 1957 would be worth more than $4.4 million today.
'60
'70
'80
'90
'00
'10
4/30/15

Data are historical. Past performance is not a guarantee of future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, visit putnam.com. The period illustrated is longer than the investment horizon of many investors.
Performance assumes reinvestment of distributions and does not account for taxes. Returns for class A shares do not reflect a sales charge. Had the 5.75% sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary.
The chart is plotted on a logarithmic scale so that comparable percentage changes appear similar.

2 The Putnam Fund for Growth and Income

The Putnam Fund for Growth and Income 3

Performance
snapshot

Annualized total return (%) comparison as of 4/30/15

The fund — class A shares before sales charge
The Putnam Fund for Growth and Income (PGRWX)
Fund's benchmark
Russell 1000 Value Index
Fund's Lipper peer group average
Large-Cap Value Funds
11.19
6.29
7.51
6.79
12.82
13.39
12.07
17.23
17.20
15.72
8.35
9.31
9.00
3.36
2.89
3.44
LIFE OF FUND*
(since 11/6/57)
10 YEARS
5 YEARS
3 YEARS
1 YEAR
6 MONTHS†

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3, 5, and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*The fund’s benchmark, the Russell 1000 Value Index, and the fund’s Lipper peer group were introduced on 12/31/78 and 12/31/59, respectively, which post-date the inception of the fund’s class A shares.

†Returns for the six-month period are not annualized, but cumulative.

4     The Putnam Fund for Growth and Income

Interview with your fund’s portfolio manager

Robert D. Ewing, CFA

Bob, what can you tell us about conditions for stock market investors during the six-month reporting period ended April 30, 2015?

The U.S. stock market advanced yet again, continuing to show remarkable resilience. Although stocks performed well overall, this six-month period was anything but calm for investors. As the period began in November 2014, the market was just recovering from a sharp pullback, in which it declined almost 10% as investors grew worried about global geopolitical tensions and slowing growth in Europe and China. Stocks recovered quickly and considerably in November, then declined sharply again in early December. The December losses were also short-lived, as stocks staged another rebound and surged to new record highs as 2014 came to a close.

The early months of 2015 were also positive for stocks, although returns were much more modest and the market remained turbulent. In March, the bull market for U.S. stocks marked its sixth anniversary, and at the close of the month, stocks posted their ninth consecutive quarterly gain, as measured by the S&P 500 Index. These milestones were accompanied by several issues that weighed on investors’ minds, including collapsing oil prices, a strengthening U.S. dollar, and a weaker outlook for earnings growth for U.S. businesses.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/15. See pages 3, 4, and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

The Putnam Fund for Growth and Income     5

How did the fund perform during the period?

The fund gained 3.36% for the period, outperforming its benchmark, the Russell 1000 Value Index, which returned 2.89%. The fund’s return was slightly lower than the 3.44% average return of its Lipper peer group, Large-Cap Value Funds. I am pleased to report that our stock selection was a key contributor to the fund’s outperformance relative to the benchmark. From a sector perspective, the strongest areas for the fund were capital goods, consumer staples, and transportation. Our stock selection was weaker in the health-care and utilities sectors.

Within the fund’s portfolio, what were some stocks that had a negative effect on performance for the six-month period?

A major theme for the financial markets during this time was plunging energy prices. In 2014, the price of oil dropped more than 50% from June to December, when it hit a five-year low. The pricing pressure occurred because oil supply overwhelmed demand growth. The surplus of oil and sharp decline in oil prices hurt the stocks of many energy companies, particularly those that specialize in exploration and production.

This issue is clearly reflected in the fund’s results for the six-month period. The top four detractors from performance versus the benchmark were stocks of businesses that are directly influenced by the price of oil. They included Whiting Canadian Holding, an exploration and production company; NRG Energy, a wholesale power generation and retail electricity company; Halliburton, an oilfield services company; and Royal Dutch Shell, an oil and gas company. By the close of the period, Whiting Canadian Holding had been sold from the portfolio.

Also detracting from performance was the fund’s overweight position versus the benchmark in Micron Technology, a semiconductor company. The stock struggled

Sector allocations

Allocations are shown as a percentage of the fund’s net assets as of 4/30/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6     The Putnam Fund for Growth and Income

“Energy is one of the most attractively
valued sectors in the stock universe,
and we are monitoring it closely for
opportunities.”

Bob Ewing

as investors became concerned about declining demand for Micron’s computer storage products.

Could you provide some examples of stocks that helped performance?

The struggles in the energy sector were also reflected here, as the biggest contributor to performance was our decision to maintain an underweight position in Exxon Mobil — a large component of the fund’s benchmark. A similar strategy in the consumer staples sector was also helpful. The fund’s underweight position in Procter & Gamble, whose stock declined throughout the period, helped the fund outperform the benchmark. The company has been struggling with relatively slow earnings growth, and the strengthening U.S. dollar was an additional drag on financial results. A significant portion of Procter & Gamble’s revenues are from international markets, where currencies were weaker, taking a toll on profits.

Also among the top contributors for the period were overweight positions in the stocks of Coty and Office Depot, both of which performed well. Coty, a beauty products company, has seen its profitability improve, due in large part to cost-cutting programs. The stock of retailer Office Depot was a highlight primarily because of investor enthusiasm about its proposed $6.3 billion merger with Staples. By the close of the period, Office Depot had been sold from the portfolio.

Top 10 holdings

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/15. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

The Putnam Fund for Growth and Income     7

In light of the significant declines in energy stocks, what is your perspective on the sector today?

This is a value fund, and the foundation of a value investing strategy is to buy stocks when others don’t want them. While stocks in most sectors have become more expensive, energy stocks are the statistical outlier — their valuations generally are much lower than the rest of the market. As one of the most attractively valued sectors in the stock universe, energy is an area that we are monitoring closely for opportunities. At the close of the period, the fund had an overweight position in the energy sector versus the benchmark.

When oil prices plummeted in the second half of 2014, we saw a robust response from businesses, and energy companies worked quickly to halt production activity. When a sector is struggling as energy has been, it can be an exciting time for our fundamental research to find the potential for rebounds and capitalize on them. At this point, the challenge for investors is in the timing. We have already seen rig counts — the number of rigs pumping oil and gas — start to decline. Historically, more than half of the outperformance in an oil stock rebound occurs before the rig count bottoms.

As we enter the second half of the fund’s fiscal year, what is your perspective on today’s investing environment?

One observation I can make is that we are well beyond the early stages of this bull market. Valuation is a key component of my investment process, and after six years of market advances, valuations have moved toward the higher end of their historical averages. Of course, this does not mean opportunities no longer exist. Although stocks are more expensive, one could argue that valuations are still reasonable in the context of today’s interest rates. That is, investors are willing

Comparison of top sector shifts

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     The Putnam Fund for Growth and Income

to pay more for the higher return potential of equities when rates remain exceptionally low. At this point, however, I believe U.S. stock investors need to manage their expectations. Typically, if you buy stocks when they are expensive, you should expect a below-average rate of return. Equity performance may be less impressive as we move forward in 2015.

Another area of uncertainty for U.S. investors is interest rates. The first hike in short-term rates since 2006 could lead to market volatility. Combined with the Federal Reserve regime change and the end to quantitative easing in 2014, it could result in some pressure for stocks. Historically, however, stocks tend to perform well when interest rates are rising from very low levels. On the other hand, we are pretty far along in this U.S. economic recovery, so investors may need to navigate the market carefully once the Fed takes action on interest rates.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert D. Ewing is Co-Head of U.S. Equities at Putnam. He has a B.S. in Finance and Economics from Boston College. Mr. Ewing joined Putnam in 2008 and has been in the investment industry since 1990.

IN THE NEWS

There seems to be momentum in the U.S. equities market, which is now in its third-longest bull run since 1928. Inflation, as measured by the Consumer Price Index, was –0.1% before seasonal adjustment for the 12 months ended March 31, 2015, according to the Bureau of Labor Statistics. Low inflation and a resilient U.S. economy generally provide a supportive environment for equities. However, investors appear to be more cautious than celebratory. Uncertainties include the timing of the Federal Reserve’s decision to implement the first hike in short-term interest rates since 2006 and whether the strong dollar could continue to worsen the trade balance, which could in turn reduce gross domestic product. In March, exports grew by less than 1%, according to the Bureau of Economic Analysis, compared with a 7.7% jump in imports in the same month. For now, the S&P 500 Index continues to hover around the 2100 mark. Investors should keep in mind that equities tend to perform well when short-term rates are rising from low levels. The reason is, in part, because rising rates typically signal an improving economy.

The Putnam Fund for Growth and Income     9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(11/6/57)		(4/27/92)		(7/26/99)		(5/1/95)		(1/21/03)	(7/2/12)	(7/2/12)	(6/15/94)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	11.19%	11.08%	11.03%	11.03%	10.36%	10.36%	10.47%	10.41%	10.91%	11.30%	11.30%	11.29%
10 years	84.11	73.53	73.24	73.24	70.73	70.73	75.05	68.92	79.53	89.50	89.76	88.71
Annual average	6.29	5.67	5.65	5.65	5.49	5.49	5.76	5.38	6.03	6.60	6.62	6.56
5 years	82.79	72.28	76.04	74.04	76.15	76.15	78.33	72.09	80.57	85.87	86.12	85.09
Annual average	12.82	11.49	11.98	11.72	11.99	11.99	12.27	11.47	12.55	13.20	13.23	13.10
3 years	61.09	51.83	57.59	54.59	57.51	57.51	58.72	53.17	59.96	63.01	63.22	62.33
Annual average	17.23	14.93	16.37	15.63	16.35	16.35	16.65	15.27	16.95	17.69	17.74	17.52
1 year	8.35	2.12	7.54	2.54	7.56	6.56	7.83	4.06	8.10	8.79	8.80	8.61
6 months	3.36	–2.58	2.98	–2.02	2.96	1.96	3.09	–0.52	3.26	3.55	3.60	3.49

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10     The Putnam Fund for Growth and Income

Comparative index returns For periods ended 4/30/15

	Russell 1000 Value Index	Lipper Large-Cap Value Funds category average*
Annual average (life of fund)	—†	—†
10 years	106.24%	94.25%
Annual average	7.51	6.79
5 years	87.41	77.13
Annual average	13.39	12.07
3 years	60.97	55.08
Annual average	17.20	15.72
1 year	9.31	9.00
6 months	2.89	3.44

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 4/30/15, there were 541, 523, 457, 395, and 288 funds, respectively, in this Lipper category.

†The fund’s benchmark, the Russell 1000 Value Index, and the fund’s Lipper peer group were introduced on 12/31/78 and 12/31/59, respectively, which post-date the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 4/30/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	2		2	2	2		2	2	2	2
Income	$0.204		$0.124	$0.127	$0.151		$0.170	$0.237	$0.247	$0.232
Capital gains	—		—	—	—		—	—	—	—
Total	$0.204		$0.124	$0.127	$0.151		$0.170	$0.237	$0.247	$0.232
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
10/31/14	$21.41	$22.72	$21.02	$21.31	$21.23	$22.00	$21.29	$21.52	$21.47	$21.46
4/30/15	21.92	23.26	21.52	21.81	21.73	22.52	21.81	22.04	21.99	21.97
Current rate (end of period)	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Current dividend rate 1	1.00%	0.95%	0.28%	0.29%	0.52%	0.50%	0.62%	1.29%	1.40%	1.26%
Current 30-day SEC yield 2	N/A	0.98	0.29	0.29	N/A	0.52	0.81	1.26	1.40	1.28

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

The Putnam Fund for Growth and Income     11

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(11/6/57)		(4/27/92)		(7/26/99)		(5/1/95)		(1/21/03)	(7/2/12)	(7/2/12)	(6/15/94)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	11.18%	11.06%	11.02%	11.02%	10.35%	10.35%	10.46%	10.39%	10.90%	11.29%	11.29%	11.28%
10 years	76.96	66.79	66.50	66.50	64.14	64.14	68.28	62.39	72.53	82.17	82.32	81.40
Annual average	5.87	5.25	5.23	5.23	5.08	5.08	5.34	4.97	5.61	6.18	6.19	6.14
5 years	82.54	72.05	75.82	73.82	75.93	75.93	78.03	71.80	80.32	85.77	85.93	84.99
Annual average	12.79	11.46	11.95	11.69	11.96	11.96	12.23	11.43	12.51	13.19	13.21	13.09
3 years	56.10	47.12	52.65	49.65	52.74	52.74	53.84	48.45	54.97	57.97	58.11	57.31
Annual average	16.00	13.73	15.14	14.38	15.17	15.17	15.44	14.08	15.72	16.46	16.50	16.30
1 year	7.66	1.47	6.89	1.89	6.86	5.86	7.08	3.34	7.35	8.15	8.12	7.97
6 months	3.10	–2.82	2.72	–2.28	2.75	1.75	2.83	–0.77	2.96	3.29	3.30	3.23

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the fiscal year ended 10/31/14	0.97%	1.72%	1.72%	1.47%	1.22%	0.66%	0.56%	0.72%
Annualized expense ratio for the six-month period ended 4/30/15	0.94%	1.69%	1.69%	1.44%	1.19%	0.65%	0.55%	0.69%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

12     The Putnam Fund for Growth and Income

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2014, to April 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.74	$8.51	$8.50	$7.25	$6.00	$3.28	$2.78	$3.48
Ending value (after expenses)	$1,033.60	$1,029.80	$1,029.60	$1,030.90	$1,032.60	$1,035.50	$1,036.00	$1,034.90

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2015, use the following calculation method. To find the value of your investment on November 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.71	$8.45	$8.45	$7.20	$5.96	$3.26	$2.76	$3.46
Ending value (after expenses)	$1,020.13	$1,016.41	$1,016.41	$1,017.65	$1,018.89	$1,021.57	$1,022.07	$1,021.37

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

The Putnam Fund for Growth and Income     13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value

14     The Putnam Fund for Growth and Income

relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2015, Putnam employees had approximately $498,000,000 and the Trustees had approximately $142,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

The Putnam Fund for Growth and Income     15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16     The Putnam Fund for Growth and Income

The fund’s portfolio 4/30/15 (Unaudited)

COMMON STOCKS (96.8%)*	Shares	Value
Aerospace and defense (6.3%)
Airbus Group NV (France)	410,505	$28,506,384
Bombardier, Inc. Class B (Canada)	5,208,862	10,534,292
Embraer SA ADR (Brazil)	227,300	7,087,214
General Dynamics Corp.	298,600	41,003,752
Honeywell International, Inc.	640,200	64,608,984
L-3 Communications Holdings, Inc.	391,600	44,998,756
Northrop Grumman Corp.	476,900	73,461,676
Raytheon Co.	362,900	37,741,600
Rockwell Collins, Inc.	128,500	12,506,905
United Technologies Corp.	264,500	30,086,875
		350,536,438
Airlines (1.1%)
American Airlines Group, Inc.	470,300	22,708,436
Delta Air Lines, Inc.	447,900	19,994,256
Japan Airlines Co., Ltd. (Japan) UR	579,000	19,309,078
		62,011,770
Auto components (0.4%)
Dana Holding Corp. S	372,600	8,036,982
Johnson Controls, Inc.	265,200	13,360,776
		21,397,758
Automobiles (0.5%)
Ford Motor Co.	710,200	11,221,160
General Motors Co.	549,600	19,268,976
		30,490,136
Banks (9.9%)
Bank of America Corp.	4,832,494	76,981,629
Citigroup, Inc.	2,430,580	129,598,526
Fifth Third Bancorp	604,400	12,088,000
JPMorgan Chase & Co.	2,424,846	153,395,758
KeyCorp	1,601,500	23,141,675
PacWest Bancorp	185,500	8,366,050
Regions Financial Corp.	2,392,000	23,513,360
Wells Fargo & Co.	2,250,579	124,006,903
		551,091,901
Beverages (0.7%)
Coca-Cola Co. (The)	264,800	10,740,288
Coca-Cola Enterprises, Inc.	387,400	17,204,434
PepsiCo, Inc.	148,400	14,115,808
		42,060,530
Biotechnology (0.2%)
Gilead Sciences, Inc. †	97,000	9,749,470
		9,749,470
Building products (0.4%)
Fortune Brands Home & Security, Inc.	558,800	24,922,480
		24,922,480
Capital markets (4.1%)
AllianceBernstein Holding LP (Partnership shares)	113,841	3,568,915
Charles Schwab Corp. (The)	1,246,800	38,027,400
E*Trade Financial Corp. †	372,500	10,724,275
Goldman Sachs Group, Inc. (The)	236,493	46,451,955

The Putnam Fund for Growth and Income     17

COMMON STOCKS (96.8%)* cont.	Shares	Value
Capital markets cont.
KKR & Co. LP	1,128,577	$25,404,268
Morgan Stanley	1,614,600	60,240,726
State Street Corp.	551,800	42,554,816
		226,972,355
Chemicals (3.0%)
Axiall Corp.	244,600	9,979,680
CF Industries Holdings, Inc.	69,900	20,094,153
Dow Chemical Co. (The)	872,000	44,472,000
E.I. du Pont de Nemours & Co.	300,000	21,960,000
Huntsman Corp.	1,050,100	24,204,805
Linde AG (Germany)	69,691	13,657,341
Monsanto Co.	232,100	26,450,116
Symrise AG (Germany)	123,142	7,524,415
		168,342,510
Commercial services and supplies (0.9%)
ADT Corp. (The)	303,821	11,423,670
Tyco International PLC	993,242	39,113,870
		50,537,540
Communications equipment (0.7%)
Cisco Systems, Inc.	1,432,957	41,312,150
		41,312,150
Consumer finance (0.6%)
Capital One Financial Corp.	403,938	32,658,387
		32,658,387
Containers and packaging (0.7%)
MeadWestvaco Corp.	245,900	11,999,920
Packaging Corp. of America	401,900	27,807,461
		39,807,381
Diversified consumer services (—%)
ITT Educational Services, Inc. † S	616,249	3,253,795
		3,253,795
Diversified financial services (0.3%)
CBOE Holdings, Inc.	166,200	9,352,074
CME Group, Inc.	83,700	7,609,167
		16,961,241
Diversified telecommunication services (1.2%)
AT&T, Inc.	547,200	18,955,008
Verizon Communications, Inc.	975,614	49,209,970
		68,164,978
Electric utilities (1.7%)
American Electric Power Co., Inc.	225,400	12,818,498
Edison International	320,600	19,537,364
Exelon Corp.	1,308,100	44,501,562
NextEra Energy, Inc.	163,500	16,502,055
		93,359,479
Electrical equipment (0.4%)
Eaton Corp PLC	371,700	25,546,941
		25,546,941
Electronic equipment, instruments, and components (0.3%)
Corning, Inc.	747,100	15,636,803
		15,636,803
Energy equipment and services (1.6%)
Baker Hughes, Inc.	227,200	15,554,112
Ezion Holdings, Ltd. (Singapore) S	6,999,920	6,334,108

18     The Putnam Fund for Growth and Income

COMMON STOCKS (96.8%)* cont.	Shares	Value
Energy equipment and services cont.
Halliburton Co.	753,600	$36,888,720
Oil States International, Inc. †	148,200	7,052,838
Schlumberger, Ltd.	246,939	23,362,899
		89,192,677
Food and staples retail (2.1%)
CVS Health Corp.	811,000	80,524,190
Wal-Mart Stores, Inc.	310,200	24,211,110
Walgreens Boots Alliance, Inc.	126,900	10,523,817
		115,259,117
Food products (1.7%)
Hershey Co. (The)	265,000	24,358,800
Kraft Foods Group, Inc.	272,700	23,111,325
Mead Johnson Nutrition Co.	166,600	15,980,272
Mondelez International, Inc. Class A	757,000	29,046,090
		92,496,487
Health-care equipment and supplies (3.3%)
Abbott Laboratories	291,000	13,508,220
Baxter International, Inc.	578,000	39,731,720
Boston Scientific Corp. †	862,800	15,375,096
C.R. Bard, Inc.	128,000	21,322,240
Medtronic PLC	865,231	64,416,448
Stryker Corp.	120,600	11,124,144
Zimmer Holdings, Inc.	145,700	16,003,688
		181,481,556
Health-care providers and services (1.2%)
Cardinal Health, Inc.	127,900	10,787,086
Cigna Corp.	172,800	21,537,792
HCA Holdings, Inc. †	238,000	17,614,380
UnitedHealth Group, Inc.	174,800	19,472,720
		69,411,978
Hotels, restaurants, and leisure (1.0%)
Hilton Worldwide Holdings, Inc. †	1,024,100	29,657,936
Intrawest Resorts Holdings, Inc. †	334,787	3,374,653
Penn National Gaming, Inc. † S	903,936	14,535,291
Vail Resorts, Inc.	83,500	8,284,035
		55,851,915
Household durables (0.6%)
PulteGroup, Inc.	928,900	17,927,770
Whirlpool Corp.	81,800	14,364,080
		32,291,850
Household products (1.3%)
Energizer Holdings, Inc.	127,700	17,446,374
Kimberly-Clark Corp.	130,200	14,281,638
Procter & Gamble Co. (The)	487,200	38,737,272
		70,465,284
Independent power and renewable electricity producers (1.8%)
Calpine Corp. †	2,121,817	46,276,829
NRG Energy, Inc.	2,173,100	54,849,044
		101,125,873
Industrial conglomerates (2.3%)
General Electric Co.	3,039,320	82,304,786
Siemens AG (Germany)	401,334	43,928,513
		126,233,299

The Putnam Fund for Growth and Income     19

COMMON STOCKS (96.8%)* cont.	Shares	Value
Insurance (5.0%)
ACE, Ltd.	129,100	$13,812,409
Allstate Corp. (The)	199,200	13,876,272
American International Group, Inc.	1,309,325	73,701,904
Assured Guaranty, Ltd.	866,780	22,527,612
Chubb Corp. (The)	86,875	8,544,156
Everest Re Group, Ltd.	55,720	9,968,865
Genworth Financial, Inc. Class A †	1,684,400	14,805,876
Hartford Financial Services Group, Inc. (The)	1,251,500	51,023,655
MetLife, Inc.	625,587	32,086,357
Prudential Financial, Inc.	159,300	12,998,880
Prudential PLC (United Kingdom)	979,986	24,455,876
		277,801,862
Internet and catalog retail (—%)
FabFurnish GmbH (acquired 8/2/13, cost $52) (Private) (Brazil) † ΔΔ F	39	33
Global Fashion Holding SA (acquired 8/2/13, cost $2,567,154) (Private) (Brazil)) † ΔΔ F	60,600	1,413,552
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $52) (Private) (Brazil)) † ΔΔ F	39	33
New Middle East Other Assets GmbH (acquired 8/2/13, cost $21) (Private) (Brazil) † ΔΔ F	16	13
Zalando SE (Germany) †	16,569	506,933
		1,920,564
Internet software and services (1.0%)
AOL, Inc. †	171,900	6,858,810
Google, Inc. Class C †	69,180	37,173,385
Yahoo!, Inc. †	256,400	10,913,666
		54,945,861
IT Services (0.2%)
Computer Sciences Corp.	174,600	11,252,970
		11,252,970
Media (3.1%)
CBS Corp. Class B (non-voting shares)	196,400	12,202,332
Comcast Corp. Class A	670,900	38,751,184
DISH Network Corp. Class A †	375,000	25,372,500
Liberty Global PLC Ser. C (United Kingdom) †	873,400	44,063,030
Time Warner Cable, Inc.	94,100	14,634,432
Time Warner, Inc.	447,200	37,748,152
		172,771,630
Metals and mining (1.1%)
Alcoa, Inc.	829,000	11,125,180
Barrick Gold Corp. (Canada)	674,000	8,775,480
BHP Billiton, Ltd. (Australia)	466,636	11,976,351
Freeport-McMoRan, Inc. (Indonesia)	898,938	20,918,287
Goldcorp, Inc. (Canada)	167,800	3,159,674
Newmont Mining Corp.	222,000	5,880,780
		61,835,752
Multi-utilities (0.7%)
Ameren Corp.	298,900	12,236,966
CMS Energy Corp.	269,700	9,150,921
PG&E Corp.	328,000	17,357,760
		38,745,647

20     The Putnam Fund for Growth and Income

COMMON STOCKS (96.8%)* cont.	Shares	Value
Multiline retail (0.3%)
Macy’s, Inc. S	244,600	$15,808,498
		15,808,498
Oil, gas, and consumable fuels (11.3%)
Anadarko Petroleum Corp.	488,300	45,949,030
Cabot Oil & Gas Corp.	875,900	29,622,938
Chevron Corp.	457,900	50,854,374
CONSOL Energy, Inc. S	585,200	19,007,296
EnCana Corp. (Canada)	905,552	12,857,112
Energen Corp.	147,400	10,490,458
EOG Resources, Inc.	148,500	14,694,075
EP Energy Corp. Class A † S	1,260,110	18,611,825
Exxon Mobil Corp.	1,029,392	89,937,979
Gaztransport Et Technigaz SA (France)	136,463	8,161,486
Gulfport Energy Corp. †	532,200	26,045,868
Marathon Oil Corp.	1,173,600	36,498,960
MPLX LP	143,300	11,141,575
Noble Energy, Inc.	172,900	8,769,488
Nordic American Tankers, Ltd. (Norway)	866,400	10,596,072
Occidental Petroleum Corp.	224,814	18,007,601
Peabody Energy Corp. S	1,063,500	5,030,355
QEP Resources, Inc.	1,315,900	29,607,750
Royal Dutch Shell PLC ADR Class A (United Kingdom)	945,928	60,000,213
Scorpio Tankers, Inc.	1,925,100	17,980,434
Southwestern Energy Co. † S	671,200	18,813,736
Suncor Energy, Inc. (Canada)	725,944	23,640,563
Total SA ADR (France)	631,100	34,142,510
Whiting Petroleum Corp. †	787,285	29,845,974
		630,307,672
Paper and forest products (0.4%)
Boise Cascade Co. †	198,700	6,894,890
Louisiana-Pacific Corp. † S	976,800	14,886,432
		21,781,322
Personal products (0.7%)
Avon Products, Inc. S	1,907,298	15,582,625
Coty, Inc. Class A † S	893,445	21,362,270
		36,944,895
Pharmaceuticals (10.6%)
AbbVie, Inc.	260,700	16,856,862
Actavis PLC †	166,900	47,209,334
AstraZeneca PLC ADR (United Kingdom) S	753,900	51,627,072
Bristol-Myers Squibb Co.	745,700	47,523,461
Eli Lilly & Co.	668,500	48,045,095
Johnson & Johnson	759,700	75,362,240
Merck & Co., Inc.	1,553,091	92,502,100
Mylan NV †	133,000	9,610,580
Perrigo Co. PLC	57,100	10,465,288
Pfizer, Inc.	2,887,734	97,980,815
Sanofi ADR (France)	505,800	25,568,190
Teva Pharmaceutical Industries, Ltd. ADR (Israel)	504,700	30,493,974
Zoetis, Inc.	809,838	35,973,004
		589,218,015

The Putnam Fund for Growth and Income     21

COMMON STOCKS (96.8%)* cont.	Shares	Value
Real estate investment trusts (REITs) (0.8%)
Altisource Residential Corp.	489,934	$9,382,236
American Tower Corp.	171,800	16,240,254
Equity Lifestyle Properties, Inc.	318,000	16,796,760
		42,419,250
Semiconductors and semiconductor equipment (2.7%)
Applied Materials, Inc.	365,500	7,233,245
Broadcom Corp. Class A	325,800	14,401,989
Canadian Solar, Inc. (Canada) †	278,800	9,869,520
Fairchild Semiconductor International, Inc. † S	551,400	10,016,181
Intel Corp.	1,752,300	57,037,365
Lam Research Corp.	227,350	17,183,113
Micron Technology, Inc. †	860,100	24,194,613
ON Semiconductor Corp. †	911,300	10,498,176
		150,434,202
Software (2.1%)
Microsoft Corp.	1,009,800	49,116,672
Oracle Corp.	1,214,200	52,963,404
TiVo, Inc. †	1,315,800	14,539,590
		116,619,666
Specialty retail (1.7%)
Bed Bath & Beyond, Inc. †	176,000	12,400,960
Gap, Inc. (The)	526,100	20,854,604
Home Depot, Inc. (The)	158,200	16,924,236
Michaels Cos., Inc. (The) † S	521,100	13,475,646
Sally Beauty Holdings, Inc. †	347,300	10,839,233
Tiffany & Co.	64,900	5,677,452
Tile Shop Holdings, Inc. †	1,188,500	15,414,845
		95,586,976
Technology hardware, storage, and peripherals (2.6%)
Apple, Inc.	422,900	52,925,935
Hewlett-Packard Co.	811,400	26,751,858
NetApp, Inc.	244,500	8,863,125
QLogic Corp. †	962,600	14,150,220
Samsung Electronics Co., Ltd. (South Korea)	15,571	20,421,591
SanDisk Corp.	169,800	11,366,412
Western Digital Corp.	123,800	12,100,212
		146,579,353
Textiles, apparel, and luxury goods (0.2%)
Michael Kors Holdings, Ltd. †	154,600	9,563,556
		9,563,556
Thrifts and mortgage finance (0.7%)
Radian Group, Inc. S	2,089,055	37,310,522
		37,310,522
Tobacco (0.5%)
Philip Morris International, Inc.	341,700	28,521,699
		28,521,699
Wireless telecommunication services (0.8%)
Vodafone Group PLC ADR (United Kingdom)	1,216,222	42,811,015
		42,811,015
Total common stocks (cost $4,517,368,992)		$5,391,805,006

22     The Putnam Fund for Growth and Income

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value
Actavis PLC Ser. A, 5.50% cv. pfd.	12,217	$12,225,063
Total convertible preferred stocks (cost $12,217,000)		$12,225,063

SHORT-TERM INVESTMENTS (5.5%)*	Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 0.22% [d]	Shares 138,276,378	$138,276,378
Putnam Short Term Investment Fund 0.07% L	Shares 163,215,271	163,215,271
SSgA Prime Money Market Fund Class N 0.03% P	Shares 980,000	980,000
U.S. Treasury Bills with effective yields ranging from 0.00% to 0.01%, May 14, 2015 Δ	$725,000	724,997
U.S. Treasury Bills with effective yields ranging from 0.01% to 0.02%, May 21, 2015 Δ	550,000	549,995
U.S. Treasury Bills with an effective yield of 0.01%, May 28, 2015 Δ	750,000	749,994
U.S. Treasury Bills with an effective yield of 0.01%, May 7, 2015 Δ	230,000	229,999
Total short-term investments (cost $304,726,634)		$304,726,634

TOTAL INVESTMENTS
Total investments (cost $4,834,312,626)	$5,708,756,703

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2014 through April 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $5,568,963,363.
†	This security is non-income-producing.
ΔΔ

This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,413,631, or less than 0.1% of net assets.

Δ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F

This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P

This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

The Putnam Fund for Growth and Income     23

UR

At the reporting period end, 47,200 shares owned by the fund were not formally entered on the company’s shareholder register, due to local restrictions on foreign ownership. While the fund has full title to these unregistered shares, these shares do not carry voting rights.

At the close of the reporting period, the fund maintained liquid assets totaling $1,062,243 to cover certain derivative contracts and the settlement of certain securities.
Debt obligations are considered secured unless otherwise indicated.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 4/30/15 (aggregate face value $101,925,765) (Unaudited)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Credit Suisse International
	British Pound	Sell	6/17/15	$59,268,063	$59,368,805	$100,742
	Euro	Sell	6/17/15	38,145,670	37,977,125	(168,545)
JPMorgan Chase Bank N.A.
	Euro	Sell	6/17/15	4,576,038	4,579,835	3,797
Total						$(64,006)

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/15 (Unaudited)
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
shares	126,680	$—	5/6/15	(3 month USD-LIBOR-BBA plus 0.48%)	BofA MLTR GOLD Index	$(845,674)
Total		$—	$(845,674)

24     The Putnam Fund for Growth and Income

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$437,016,114	$506,933	$1,413,631
Consumer staples	385,748,012	—	—
Energy	705,004,755	14,495,594	—
Financials	1,160,759,642	24,455,876	—
Health care	849,861,019	—	—
Industrials	548,044,493	91,743,975	—
Information technology	516,359,414	20,421,591	—
Materials	258,608,858	33,158,107	—
Telecommunication services	110,975,993	—	—
Utilities	233,230,999	—	—
Total common stocks	5,205,609,299	184,782,076	1,413,631
Convertible preferred stocks	12,225,063	—	—
Short-term investments	164,195,271	140,531,363	—
Totals by level	$5,382,029,633	$325,313,439	$1,413,631

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(64,006)	$—
Total return swap contracts	—	(845,674)	—
Totals by level	$—	$(909,680)	$—
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

The Putnam Fund for Growth and Income     25

Statement of assets and liabilities 4/30/15 (Unaudited)
ASSETS
Investment in securities, at value, including $133,863,652 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $4,532,820,977)	$5,407,265,054
Affiliated issuers (identified cost $301,491,649) (Notes 1 and 5)	301,491,649
Dividends, interest and other receivables	5,932,640
Receivable for shares of the fund sold	1,247,286
Receivable for investments sold	23,591,227
Unrealized appreciation on forward currency contracts (Note 1)	104,539
Prepaid assets	51,179
Total assets	5,739,683,574
LIABILITIES
Payable for investments purchased	19,841,424
Payable for shares of the fund repurchased	2,817,860
Payable for compensation of Manager (Note 2)	2,147,721
Payable for custodian fees (Note 2)	28,410
Payable for investor servicing fees (Note 2)	1,602,952
Payable for Trustee compensation and expenses (Note 2)	2,158,305
Payable for administrative services (Note 2)	16,969
Payable for distribution fees (Note 2)	1,240,577
Unrealized depreciation on OTC swap contracts (Note 1)	845,674
Unrealized depreciation on forward currency contracts (Note 1)	168,545
Collateral on securities loaned, at value (Note 1)	138,276,378
Collateral on certain derivative contracts, at value (Note 1)	980,000
Other accrued expenses	595,396
Total liabilities	170,720,211
Net assets	$5,568,963,363

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$4,998,776,744
Undistributed net investment income (Note 1)	1,320,773
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(304,684,138)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	873,549,984
Total — Representing net assets applicable to capital shares outstanding	$5,568,963,363
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

26     The Putnam Fund for Growth and Income

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($5,293,386,151 divided by 241,486,660 shares)	$21.92
	Offering price per class A share (100/94.25 of $21.92)*	$23.26
	Net asset value and offering price per class B share ($85,510,201 divided by 3,973,988 shares)**	$21.52
	Net asset value and offering price per class C share ($62,357,887 divided by 2,859,099 shares)**	$21.81
	Net asset value and redemption price per class M share ($36,764,110 divided by 1,691,782 shares)	$21.73
	Offering price per class M share (100/96.50 of $21.73)*	$22.52
	Net asset value, offering price and redemption price per class R share ($2,483,651 divided by 113,893 shares)	$21.81
	Net asset value, offering price and redemption price per class R5 share ($16,927 divided by 768 shares)	$22.04
	Net asset value, offering price and redemption price per class R6 share ($21,678,288 divided by 986,021 shares)	$21.99
	Net asset value, offering price and redemption price per class Y share ($66,766,148 divided by 3,038,861 shares)	$21.97
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

The Putnam Fund for Growth and Income     27

Statement of operations Six months ended 4/30/15 (Unaudited)
INVESTMENT INCOME
Dividends (net of foreign tax of $869,069)	$56,253,964
Interest (including interest income of $127,548 from investments in affiliated issuers) (Note 5)	127,587
Securities lending (Note 1)	1,000,192
Total investment income	57,381,743
EXPENSES
Compensation of Manager (Note 2)	12,949,177
Investor servicing fees (Note 2)	5,240,070
Custodian fees (Note 2)	41,572
Trustee compensation and expenses (Note 2)	85,727
Distribution fees (Note 2)	7,471,126
Administrative services (Note 2)	83,394
Other	636,889
Total expenses	26,507,955
Expense reduction (Note 2)	(61,636)
Net expenses	26,446,319
Net investment income	30,935,424

Net realized gain on investments (Notes 1 and 3)	209,079,947
Net realized loss on swap contracts (Note 1)	(2,443,711)
Net realized gain on foreign currency transactions (Note 1)	6,295,830
Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(390,214)
Net unrealized depreciation of investments and swap contracts during the period	(59,339,544)
Net gain on investments	153,202,308
Net increase in net assets resulting from operations	$184,137,732

The accompanying notes are an integral part of these financial statements.

28     The Putnam Fund for Growth and Income

	Statement of changes in net assets
	INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/15*	Year ended 10/31/14
	Operations:
	Net investment income	$30,935,424	$83,814,812
	Net realized gain on investments and foreign currency transactions	212,932,066	630,033,524
	Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(59,729,758)	40,316,109
	Net increase in net assets resulting from operations	184,137,732	754,164,445
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	(50,112,402)	(60,308,154)
	Class B	(519,483)	(384,347)
	Class C	(351,964)	(229,125)
	Class M	(262,856)	(248,118)
	Class R	(28,991)	(34,943)
	Class R5	(180)	(209)
	Class R6	(227,018)	(297,302)
	Class Y	(685,681)	(718,886)
	Decrease from capital share transactions (Note 4)	(156,890,558)	(369,128,165)
	Total increase (decrease) in net assets	(24,941,401)	322,815,196
	NET ASSETS
	Beginning of period	5,593,904,764	5,271,089,568
	End of period (including undistributed net investment income of $1,320,773 and $22,573,924, respectively)	$5,568,963,363	$5,593,904,764
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

The Putnam Fund for Growth and Income     29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
April 30, 2015	$21.41	.12	.59	.71	(.20)	(.20)	—	—	$21.92	3.36*	$5,293,386	.46*	.56*	17*
October 31, 2014	18.87	.31	2.46	2.77	(.23)	(.23)	—	—	21.41	14.78	5,322,464.97		1.54	41
October 31, 2013	14.51	.22	4.37	4.59	(.23)	(.23)	—	—	18.87	31.93	5,024,361	1.04	1.33	52
October 31, 2012	12.79	.21	1.73	1.94	(.22)	(.22)	—	—	14.51	15.33	4,232,973	1.10	1.57	34
October 31, 2011	12.56	.16	.21	.37	(.15)	(.15)	—	.01[d]	12.79	2.99	4,176,494	1.10	1.17	45
October 31, 2010	11.15	.12	1.40	1.52	(.11)	(.11)	—[e]	—	12.56	13.65	4,607,805	1.16	.99	48
Class B
April 30, 2015	$21.02	.04	.58	.62	(.12)	(.12)	—	—	$21.52	2.98*	$85,510	.84*	.19*	17*
October 31, 2014	18.52	.16	2.42	2.58	(.08)	(.08)	—	—	21.02	13.97	90,425	1.72	.81	41
October 31, 2013	14.25	.10	4.28	4.38	(.11)	(.11)	—	—	18.52	30.89	95,272	1.79	.60	52
October 31, 2012	12.56	.11	1.70	1.81	(.12)	(.12)	—	—	14.25	14.50	91,289	1.85	.84	34
October 31, 2011	12.34	.06	.19	.25	(.04)	(.04)	—	.01[d]	12.56	2.14	108,621	1.85	.41	45
October 31, 2010	10.95	.03	1.38	1.41	(.02)	(.02)	—[e]	—	12.34	12.85	159,231	1.91	.27	48
Class C
April 30, 2015	$21.31	.04	.59	.63	(.13)	(.13)	—	—	$21.81	2.96*	$62,358	.84*	.19*	17*
October 31, 2014	18.78	.16	2.46	2.62	(.09)	(.09)	—	—	21.31	13.97	58,084	1.72	.77	41
October 31, 2013	14.45	.09	4.35	4.44	(.11)	(.11)	—	—	18.78	30.91	48,304	1.79	.56	52
October 31, 2012	12.74	.11	1.72	1.83	(.12)	(.12)	—	—	14.45	14.46	36,561	1.85	.82	34
October 31, 2011	12.51	.06	.21	.27	(.05)	(.05)	—	.01[d]	12.74	2.21	36,035	1.85	.42	45
October 31, 2010	11.10	.03	1.40	1.43	(.02)	(.02)	—[e]	—	12.51	12.88	37,264	1.91	.24	48
Class M
April 30, 2015	$21.23	.07	.58	.65	(.15)	(.15)	—	—	$21.73	3.09*	$36,764	.71*	.32*	17*
October 31, 2014	18.71	.21	2.44	2.65	(.13)	(.13)	—	—	21.23	14.23	37,566	1.47	1.05	41
October 31, 2013	14.39	.14	4.33	4.47	(.15)	(.15)	—	—	18.71	31.29	36,125	1.54	.83	52
October 31, 2012	12.69	.15	1.70	1.85	(.15)	(.15)	—	—	14.39	14.72	30,627	1.60	1.08	34
October 31, 2011	12.46	.09	.21	.30	(.08)	(.08)	—	.01[d]	12.69	2.48	33,357	1.60	.67	45
October 31, 2010	11.06	.06	1.39	1.45	(.05)	(.05)	—[e]	—	12.46	13.09	38,209	1.66	.49	48
Class R
April 30, 2015	$21.29	.10	.59	.69	(.17)	(.17)	—	—	$21.81	3.26*	$2,484	.59*	.45*	17*
October 31, 2014	18.77	.26	2.44	2.70	(.18)	(.18)	—	—	21.29	14.46	3,852	1.22	1.28	41
October 31, 2013	14.43	.18	4.35	4.53	(.19)	(.19)	—	—	18.77	31.63	4,082	1.29	1.09	52
October 31, 2012	12.72	.18	1.72	1.90	(.19)	(.19)	—	—	14.43	15.06	3,446	1.35	1.31	34
October 31, 2011	12.50	.12	.20	.32	(.11)	(.11)	—	.01[d]	12.72	2.65	3,151	1.35	.92	45
October 31, 2010	11.09	.09	1.40	1.49	(.08)	(.08)	—[e]	—	12.50	13.45	3,554	1.41	.74	48
Class R5
April 30, 2015	$21.52	.15	.61	.76	(.24)	(.24)	—	—	$22.04	3.55*	$17	.32*	.70*	17*
October 31, 2014	18.93	.35	2.52	2.87	(.28)	(.28)	—	—	21.52	15.25	16.66		1.67	41
October 31, 2013	14.54	.29	4.39	4.68	(.29)	(.29)	—	—	18.93	32.55	14.67		1.68	52
October 31, 2012†	13.64	.08	.88	.96	(.06)	(.06)	—	—	14.54	7.01*	11	.22*	.53*	34
Class R6
April 30, 2015	$21.47	.16	.61	.77	(.25)	(.25)	—	—	$21.99	3.60*	$21,678	.27*	.75*	17*
October 31, 2014	18.92	.40	2.47	2.87	(.32)	(.32)	—	—	21.47	15.26	19,727.56		1.94	41
October 31, 2013	14.54	.27	4.42	4.69	(.31)	(.31)	—	—	18.92	32.62	18,293.57		1.49	52
October 31, 2012†	13.64	.08	.88	.96	(.06)	(.06)	—	—	14.54	7.02*	11	.19*	.57*	34

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	The Putnam Fund for Growth and Income	The Putnam Fund for Growth and Income	31

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class Y
April 30, 2015	$21.46	.15	.59	.74	(.23)	(.23)	—	—	$21.97	3.49*	$66,766	.34*	.68*	17*
October 31, 2014	18.91	.36	2.48	2.84	(.29)	(.29)	—	—	21.46	15.09	61,772.72		1.75	41
October 31, 2013	14.54	.27	4.37	4.64	(.27)	(.27)	—	—	18.91	32.26	44,639.79		1.63	52
October 31, 2012	12.82	.25	1.72	1.97	(.25)	(.25)	—	—	14.54	15.59	47,613.85		1.82	34
October 31, 2011	12.59	.20	.20	.40	(.18)	(.18)	—	.01[d]	12.82	3.26	44,370.85		1.45	45
October 31, 2010	11.17	.15	1.41	1.56	(.14)	(.14)	—[e]	—	12.59	13.99	74,376.91		1.24	48

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d  Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

e  Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

32	The Putnam Fund for Growth and Income	The Putnam Fund for Growth and Income	33

Notes to financial statements 4/30/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2014 through April 30, 2015.

The Putnam Fund for Growth and Income (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital growth and current income by investing mainly in common stocks of large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

34     The Putnam Fund for Growth and Income

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on

The Putnam Fund for Growth and Income     35

investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to a basket of securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as

36     The Putnam Fund for Growth and Income

reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $913,477 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $752,000 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $138,276,378 and the value of securities loaned amounted to $133,863,652.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The Putnam Fund for Growth and Income     37

At October 31, 2014, the fund had a capital loss carryover of $469,383,585 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$14,231,091	N/A	$14,231,091	October 31, 2015
12,074,013	N/A	12,074,013	October 31, 2016
443,078,481	N/A	443,078,481	October 31, 2017

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $4,882,441,134, resulting in gross unrealized appreciation and depreciation of $998,269,453 and $171,953,884 respectively, or net unrealized appreciation of $826,315,569.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.630%	of the first $5 billion,
0.580%	of the next $5 billion,
0.530%	of the next $10 billion,
0.480%	of the next $10 billion,
0.430%	of the next $50 billion,
0.410%	of the next $50 billion,
0.400%	of the next $100 billion and
0.395%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

38     The Putnam Fund for Growth and Income

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$4,996,156
Class B	83,225
Class C	56,768
Class M	35,040
Class R	3,149
Class R5	12
Class R6	5,032
Class Y	60,688
Total	$5,240,070

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $4,234 under the expense offset arrangements and by $57,402 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $3,206, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$6,585,741
Class B	438,910
Class C	299,591
Class M	138,617
Class R	8,267
Total	$7,471,126

The Putnam Fund for Growth and Income     39

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $150,422 and $797 from the sale of class A and class M shares, respectively, and received $18,211 and $424 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $124 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$879,866,953	$879,905,438
U.S. government securities (Long-term)	—	—
Total	$879,866,953	$879,905,438

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 4/30/15		Year ended 10/31/14
Class A	Shares	Amount	Shares	Amount
Shares sold	2,184,184	$47,342,911	4,926,540	$100,158,706
Shares issued in connection with reinvestment of distributions	2,146,492	45,898,668	2,725,752	55,102,816
	4,330,676	93,241,579	7,652,292	155,261,522
Shares repurchased	(11,439,227)	(247,878,068)	(25,353,613)	(516,736,553)
Net decrease	(7,108,551)	$(154,636,489)	(17,701,321)	$(361,475,031)

	Six months ended 4/30/15		Year ended 10/31/14
Class B	Shares	Amount	Shares	Amount
Shares sold	221,683	$4,713,232	435,572	$8,689,360
Shares issued in connection with reinvestment of distributions	23,911	501,707	19,058	372,677
	245,594	5,214,939	454,630	9,062,037
Shares repurchased	(573,548)	(12,224,385)	(1,295,641)	(25,720,276)
Net decrease	(327,954)	$(7,009,446)	(841,011)	$(16,658,239)

	Six months ended 4/30/15		Year ended 10/31/14
Class C	Shares	Amount	Shares	Amount
Shares sold	270,219	$5,829,192	450,042	$9,125,977
Shares issued in connection with reinvestment of distributions	15,550	330,823	10,803	215,043
	285,769	6,160,015	460,845	9,341,020
Shares repurchased	(152,724)	(3,287,585)	(306,607)	(6,236,587)
Net increase	133,045	$2,872,430	154,238	$3,104,433

40     The Putnam Fund for Growth and Income

	Six months ended 4/30/15		Year ended 10/31/14
Class M	Shares	Amount	Shares	Amount
Shares sold	22,426	$481,709	47,263	$950,354
Shares issued in connection with reinvestment of distributions	12,110	256,684	12,142	241,902
	34,536	738,393	59,405	1,192,256
Shares repurchased	(112,445)	(2,415,918)	(220,698)	(4,470,629)
Net decrease	(77,909)	$(1,677,525)	(161,293)	$(3,278,373)

	Six months ended 4/30/15		Year ended 10/31/14
Class R	Shares	Amount	Shares	Amount
Shares sold	13,836	$298,838	28,118	$567,780
Shares issued in connection with reinvestment of distributions	1,364	28,985	1,741	34,936
	15,200	327,823	29,859	602,716
Shares repurchased	(82,188)	(1,730,556)	(66,512)	(1,322,168)
Net decrease	(66,988)	$(1,402,733)	(36,653)	$(719,452)

	Six months ended 4/30/15		Year ended 10/31/14
Class R5	Shares	Amount	Shares	Amount
Shares sold	—	$—	3,550	$76,245
Shares issued in connection with reinvestment of distributions	8	180	10	209
	8	180	3,560	76,454
Shares repurchased	—	—	(3,549)	(75,075)
Net increase	8	$180	11	$1,379

	Six months ended 4/30/15		Year ended 10/31/14
Class R6	Shares	Amount	Shares	Amount
Shares sold	115,329	$2,527,511	54,172	$1,120,908
Shares issued in connection with reinvestment of distributions	10,588	227,018	14,637	297,302
	125,917	2,754,529	68,809	1,418,210
Shares repurchased	(58,516)	(1,280,834)	(116,845)	(2,380,550)
Net increase (decrease)	67,401	$1,473,695	(48,036)	$(962,340)

	Six months ended 4/30/15		Year ended 10/31/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	429,674	$9,296,508	986,930	$20,430,044
Shares issued in connection with reinvestment of distributions	28,728	615,673	32,291	657,239
	458,402	9,912,181	1,019,221	21,087,283
Shares repurchased	(297,927)	(6,422,851)	(501,132)	(10,227,825)
Net increase	160,475	$3,489,330	518,089	$10,859,458

The Putnam Fund for Growth and Income     41

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	768	100.0%	$16,927
Class R6	771	0.1%	$16,954

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Money Market Liquidity Fund*	$5,482,224	$—	$5,482,224	$62	$—
Putnam Short Term Investment Fund*	324,163,340	270,710,671	431,658,740	127,486	163,215,271
Totals	$329,645,564	$270,710,671	$437,140,964	$127,548	$163,215,271

*Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$102,500,000
OTC total return swap contracts (notional)	$7,800,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Foreign exchange contracts	Receivables	$104,539	Payables	$168,545
Equity contracts	Receivables	—	Payables	845,674
Total		$104,539		$1,014,219

42     The Putnam Fund for Growth and Income

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Swaps	Total
Foreign exchange contracts	$6,281,792	$—	$6,281,792
Equity contracts	—	(2,443,711)	$(2,443,711)
Total	$6,281,792	$(2,443,711)	$3,838,081

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Swaps	Total
Foreign exchange contracts	$(408,304)	$—	$(408,304)
Equity contracts	—	3,166,900	$3,166,900
Total	$(408,304)	$3,166,900	$2,758,596

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Credit Suisse International	JPMorgan Chase Bank N.A.	Total
Assets:
OTC Total return swap contracts*#	$—	$—	$—	$—
Forward currency contracts#	—	100,742	3,797	104,539
Total Assets	$—	$100,742	$3,797	$104,539
Liabilities:
OTC Total return swap contracts*#	845,674	—	—	845,674
Forward currency contracts#	—	168,545	—	168,545
Total Liabilities	$845,674	$168,545	$—	$1,014,219
Total Financial and Derivative Net Assets	$(845,674)	$(67,803)	$3,797	$(909,680)
Total collateral received (pledged)†##	$(752,000)	$870,000	$3,797
Net amount	$(93,674)	$(937,803)	$—

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

The Putnam Fund for Growth and Income     43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44     The Putnam Fund for Growth and Income

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of The Putnam Fund for Growth and Income. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA022
294680 6/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

The Putnam Fund for Growth and Income

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 26, 2015